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                                                                   EXHIBIT 10.21

         AGREEMENT dated as of November 25, 1998 between Brobeck, Phleger & Harrison LLP ("Brobeck") and Discovery Laboratories, Inc. ("Discovery")

         In consideration of the mutual promises contained herein, the parties hereto agree as follows:

         SECTION 1. Payment of Account; Issuance of Shares. (a) Discovery shall pay in full, on or prior to December 29, 1998, all outstanding invoices for legal services rendered by Brobeck, provided that $20,763.82 of the amount outstanding under such invoices (the "Converted Amount") shall be satisfied by the delivery to Brobeck of (i) 14,000 shares of Discovery's Common Stock, par value $0.001 per share ("Common Stock"), on or prior to December 29, 1998 (the "Base Shares") and (ii) such number of additional shares of Common Stock as Brobeck may be entitled to pursuant to Section 1(b) on or prior to January 15, 1998.

         (b) In the event the product obtained by multiplying (i) the average of the midpoint between the closing bid and ask prices for the Common Stock over the ten consecutive trading days through and including December 31, 1998 by (ii)
0.75 (the product of clauses (i) and (ii) being hereinafter referred to as the "Discounted Year-End FMV") by (iii) 14,000 is less than the Converted Amount (any such difference being hereinafter referred to as the "Shortfall Amount"), Brobeck shall be entitled to receive, in addition to the Base Shares, shares of Common Stock having an aggregate value, based on the Discounted Year-End FMV, equal to the Shortfall Amount (collectively, together with the Base Shares, the "Shares").

         SECTION 2. Piggyback Registration Rights. (a) At least 10 business days prior to the filing of any registration statement under the Securities Act of 1933, as amended (the "Securities Act"), to register the sale of Common Stock for the account of Discovery or any other person (including a registration statement with respect to an underwritten public offering but excluding a registration statement on Form S-4 or S-8 (or any successor forms under the Securities Act) or other registrations relating solely to employee benefit plans or any transaction governed by Rule 145 of the Securities Act), Discovery shall give written notice of such proposed filing and of the proposed date thereof to Brobeck and if, on or before the twentieth day following the date on which such notice is given, Discovery shall receive a written request from Brobeck requesting that Discovery include among the securities covered by such registration statement any Shares, Discovery shall include such Shares in such registration statement so as to permit such Shares to be sold or disposed of in the manner and on the terms of the offering thereof. Such registration shall hereinafter be called a "Piggyback Registration".

         (b) Terms and Conditions of Registration or Qualification. In connection with any registration statement filed pursuant to Section 2(a), the following provisions shall apply:

                  (i) Brobeck shall, if requested by the managing underwriter, agree not to sell publicly any Shares held by it (other than the Shares so registered) for such period of time following the effective date of the registration statement relating to



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         such offering, but in no event in excess of 180 days, as the managing underwriter may require and Discovery shall agree, provided that in no event shall Brobeck be required to refrain from publicly selling such Shares for a longer period than any executive officer or any 5%-or-greater stockholder (provided that such stockholder or an affiliated or associated person of such stockholder is a member of the Board of Directors of Discovery) agrees to refrain from publicly selling additional shares of Common Stock in connection with such registration.

                  (ii) If the managing underwriter advises that the inclusion in such registration of the Shares sought to be registered, together with the other shares of Common Stock being registered, exceeds the number of shares of Common Stock (the "Saleable Number") that can be sold in an orderly fashion within a price range acceptable to Discovery, then the number of Shares offered shall be limited as follows: first, such number of shares (up to the entire Saleable Number) as Discovery desires to offer for its account shall be allocated to Discovery; second, such number of shares (up to the remainder of the Saleable Number) as holders of registration rights having minimum inclusion rights or other preferential rights to be included in such registration on an incidental basis are entitled to include; and third, such number of shares (up to the remainder of the Saleable number) as Brobeck and any other holders of registration rights participating in such registration desire to include in such registration pro rata in accordance with the number of shares of Common Stock offered by Brobeck and such other holders of registration rights.

                  (iii) Brobeck will promptly provide Discovery with such information as Discovery shall reasonably request in order to prepare such registration statement and, upon Discovery's request, Brobeck shall provide such information in writing and signed by Brobeck and stated to be specifically for inclusion in the registration statement. In the event that the distribution of the Common Stock covered by the registration statement shall be effected pursuant to an underwritten offering, the inclusion in such registration of the Shares shall be conditioned on Brobeck's execution and delivery of a customary underwriting agreement with respect thereto.

                  (iv) All expenses in connection with the preparation of any registration statement filed pursuant to Section 2(a) hereof (other than underwriting fees, discounts or commissions with respect to Shares or fees and disbursements of counsel for Brobeck) shall be borne solely by Discovery.

                  (v) Following the effective date of such registration statement, Discovery shall, upon the request of Brobeck, forthwith supply such number of prospectuses (including preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act or such other



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

         securities laws where the registration statement or prospectus has been filed and such other documents as are referred to in the registration statement as shall be requested by Brobeck to permit it to make a public distribution of its Shares, provided that Brobeck furnishes Discovery with such appropriate information relating to Brobeck's intentions in connection therewith as Discovery shall reasonably request in writing.

                  (vi) Discovery shall prepare and file such amendments and supplements to such registration statement as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act or such other securities laws where the registration statement has been filed with the respect to the offer and sale or other disposition of the shares covered by such registration statement during the period required for distribution of the shares, which period shall not be in excess of three months from the effective date of such registration statement.

                  (vii) Discovery shall use its best efforts to register or qualify the Shares covered by any such registration statement under such securities or Blue Sky laws in such jurisdictions as Brobeck may request, provided that Discovery shall not be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified in order to comply with such request.

                  (viii) In connection with any registration pursuant to Section 2(a), Discovery will as expeditiously as possible:

                           A. cause the Shares covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of Discovery to enable Brobeck to consummate the disposition of such Shares;

                           B. notify Brobeck at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and Discovery will prepare a supplement or amendment to such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                           C. cause all Shares covered by the registration statement to be listed on each securities exchange on which the Common Stock is then listed, and,



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

         unless the same already exists, provide a transfer agent, registrar and CUSIP number for all such Shares not later than the effective date of the registration statement;

                           D. enter into such customary agreements (including an underwriting agreement (in customary form) and take all such other actions as Brobeck or the underwriters of the offering, if any, reasonably request in order to expedite or facilitate the disposition of such Shares;

                           E. make available for inspection by Brobeck, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by Brobeck or any such underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of Discovery as shall be necessary to enable them to exercise their due diligence responsibility, and cause Discovery's officers, directors and employees to supply all information requested by any such Inspector in connection with such registration statement;

                           F. obtain "cold comfort" letters and updates thereof from Discovery's independent public accountants and an opinion from Discovery's counsel in customary form and covering such matters of the type customarily covered by "cold comfort" letters and opinions of counsel, respectively, as Brobeck shall request; and

                           G. otherwise comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  (ix) Brobeck agrees that, upon receipt of any notice from Discovery of the happening of any event of the kind described in
         Section 2.1(b)(viii)(B), Brobeck will forthwith discontinue disposition of its Shares pursuant to the registration statement covering such Shares until Brobeck's receipt of the copies of the supplemented or amended prospectus covering such Shares current at the time of receipt of such notice.

                  (x) Discovery shall not be required to register any Shares that may be sold without registration under Rule 144(k).




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




         (c) Indemnification.

                  (i) In the event of the registration or qualification of any Shares under the Securities Act or any other applicable securities laws pursuant to the provisions of this Section 2, Discovery agrees to indemnify and hold harmless Brobeck and each underwriter, broker or dealer, if any, of such Shares, and each other person, if any, who controls Brobeck or any such underwriter, broker or dealer within the meaning of the Securities Act or any other applicable securities, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which Brobeck or such underwriter, broker or dealer within the meaning of the Securities Act or any other applicable securities, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which Brobeck or such underwriter, broker or dealer or controlling person may become subject under the Securities act or any other applicable securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Shares were registered or qualified under the Securities Act or any other applicable securities laws, any preliminary prospectus or final prospectus relating to such Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by Discovery of any rule or regulation under the Securities Act or any other applicable securities laws applicable to Discovery or relating to any action or inaction required by Discovery in connection with any such registration or qualification and will reimburse Brobeck and each such underwriter, broker or dealer and each such controlling person for any legal or other expenses reasonably incurred by Brobeck or such underwriter, broker or dealer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action, provided that Discovery will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in such registration statement, such preliminary prospectus, such final prospectus or such amendment or supplement thereto in reliance upon and in conformity with written information furnished to Discovery by Brobeck or such underwriter, broker, dealer or controlling person specifically and expressly for use in the preparation thereof.

                  (ii) In the event of the registration or qualification of any Shares under the Securities Act or any other applicable securities laws for sale pursuant to the provisions hereof, Brobeck, each underwriter, broker and dealer, if any, of such Shares, and each other person, if any, who controls Brobeck or any such underwriter, broker or dealer within the meaning of the Securities Act, agrees severally, and not jointly, to indemnify and hold harmless Discovery, each person who controls Discovery within the meaning of the Securities Act, and each officer and director of Discovery from and against any losses, claims, damages or liabilities, joint or several, to which Discovery, such controlling person or any such officer or director may become subject under the Securities Act or any other applicable securities laws or otherwise, insofar as such losses, claims,


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

         damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which such Shares were registered or qualified under the Securities Act or any other applicable securities laws, any preliminary prospectus or final prospectus relating to such Shares, or any amendment or supplement thereto, or arise out of or are based upon an untrue statement or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or omission was made therein in reliance upon and in conformity with written information furnished to Discovery by Brobeck or such underwriter, broker, dealer or controlling person specifically for use in connection with the preparation thereof, and will reimburse Discovery, such controlling person and each such officer or director of any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, that in no event shall Brobeck be liable for any amount in excess of the net proceeds from the Shares sold by it.

                  (iii) Promptly after receipt by a person entitled to indemnification under this Section 2(c) (an "indemnified party") of notice of the commencement of any action or claim relating to any registration statement filed under Section 2(a) or as to which indemnity may be sought hereunder, such indemnified party of its election so to assume the defense thereof, the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than the reasonable cost of investigation, provided that no indemnifying party shall enter into any settlement without the prior written consent of the indemnified party unless such indemnified party is fully released and discharged from any such liability. Notwithstanding the foregoing, the indemnified party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (A) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such suit, action, claim or proceeding, (B) the indemnifying party shall not have employed counsel (reasonably satisfactory to the indemnified party) to take charge of the defense of such action, suit, claim or proceeding, or (C) such indemnified party shall have reasonably concluded, based upon the advice of counsel, that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the indemnified party were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such counsel or materially prejudice the prosecution of the defenses available to such indemnified party. If any of the event specified in clauses (A), (B) or (C) of the preceding sentence shall have occurred or shall otherwise be applicable, then the fees and expenses of one counsel or firm of counsel selected by a majority in interest of the indemnified parties (and reasonably acceptable to the indemnifying party) shall be borne by the indemnifying party. If, in any such case, the indemnified party employs separate counsel, the indemnifying party shall not have the right to direct the defense of such action, suit, claim or proceeding on behalf of the indemnified party and the indemnified party shall assume such defense and/or settle such action; provided, however, that, an indemnifying party shall not be liable for the settlement


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

         of any action, suit, claim or proceeding effected without its prior written consent, which consent shall not be unreasonably withheld.

         SECTION 3. Representations and Warranties of Brobeck. Brobeck hereby represents and warrants to Discovery and covenants with Discovery as follows:

         a. Brobeck has received and carefully reviewed a copy of Discovery's Annual Report on Form 10-KSB for the year ended December 31, 1997 (including without limitation the section thereof entitled "Important Considerations Regarding Forward-Looking Statements"), Discovery's Quarterly Report on Form 10-QSB for quarter ended September 30, 1998 and Discovery's current reports on Form 8-K dated November 13 and December 1, 1998, has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of Discovery concerning the terms and conditions of the transactions contemplated by this Agreement and has received any additional information regarding Discovery and the Shares which Brobeck has requested.

         b. Brobeck's agreement to accept the Shares in satisfaction of the Converted Amount was not obtained by means of any form of general solicitation or general advertising, and in connection therewith Brobeck did not: (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

         c. Brobeck is an accredited investor within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act"), and Brobeck was not formed for the purpose of receiving the Shares. Brobeck, either by reason of Brobeck's business or financial experience or the business or financial experience of Brobeck's purchaser representative (within the meaning of Rule 501 under the Securities
         Act), which purchaser representative, if any, is unaffiliated with and is not compensated by Discovery or any affiliate of Discovery, directly or indirectly, has the capacity to protect Brobeck's interests in connection with this Agreement. d. Brobeck recognizes that the acquisition of the Shares involves a high degree of risk in that (i) an investment in Discovery is highly speculative and (ii) Brobeck could sustain the loss of Brobeck's entire investment.

         e. Brobeck hereby acknowledges that the issuance of the Shares to Brobeck has not been registered under the Securities Act and is intended to be exempt from the registration requirements of Section 5 of the Securities Act pursuant to Sections 4(2) of the Securities Act and Regulation D promulgated thereunder. Brobeck agrees that Brobeck will not sell or otherwise transfer the Shares unless (i) such


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         sale or transfer is registered under the Securities Act or (ii) in the opinion of counsel reasonably acceptable to Discovery, such sale or transfer is otherwise exempt from registration under the Securities Act.

         SECTION 4. Securities Act Legends; Stop Transfer Instructions. Brobeck agrees that each certificate representing the Shares shall bear a legend substantially similar to the following:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED ABSENT SUCH REGISTRATION UNLESS EVIDENCE SATISFACTORY TO COUNSEL FOR THE COMPANY THAT AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE HAS BEEN DELIVERED TO THE COMPANY.

and that such certificates may also have such additional legends, if any, as may be required in order to comply with the "blue sky" laws of any jurisdiction. Brobeck further agrees to the issuance by Discovery to its transfer agent of stop transfer instructions with respect to any sale or other transfer of the Shares by Brobeck absent registration under the Securities Act or the establishment by Brobeck of an exemption therefrom in accordance with this Agreement.

         SECTION 5. Rule 144 Undertaking. For so long as and to the extent necessary to permit Brobeck to sell the Shares pursuant to Rule 144 under the Securities Act, Discovery shall use reasonable efforts to file, on a timely basis, all reports and data required to be filed with the Securities and Exchange commission by Discovery pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Discovery has filed all repots required to be so filed by it during the preceding 12 months.

         SECTION 6. Miscellaneous. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement constitutes the entire agreement among the parties hereto with respect to its subject matter and supersedes all prior agreements, whether written or oral, with respect to the subject matter hereof. This Agreement shall be governed by and




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construed in accordance with the laws of the State of New York (without regard to conflicts of law principles). All representations and warranties made herein by Brobeck shall survive the execution and delivery of this Agreement.

                                           BROBECK, PHLEGER & HARRISON LLP:



                                  By           /s/ Ellen Corenswet
                                           --------------------------------
                                           Name:
                                           Title:

                                           DISCOVERY LABORATORIES, INC.



                                  By           /s/ Evan Myrianthopoulos
                                           --------------------------------
                                           Name:   Evan Myrianthopoulos
                                           Title:  VP Finance




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